Exhibit 99.1

For Immediate Release

Enventis Shareholders Approve Merger with Consolidated Communications

Mankato, Minn. – Oct. 8, 2014 – Enventis Corporation (NASDAQ: ENVE), formerly HickoryTech, today announced that Enventis shareholders overwhelmingly approved the proposed merger with Consolidated Communications Holdings, Inc. (Nasdaq: CNSL) at their special meeting held earlier today.

The voting results indicate more than 92 percent of votes cast were in favor of the merger agreement, representing 74 percent of Enventis outstanding shares.

As previously announced on June 30, 2014, the Boards of Directors of both Enventis and Consolidated Communications approved an agreement for Enventis to merge with Consolidated Communications.  This agreement is a tax-free, all-stock transaction in which Consolidated Communications will acquire 100 percent of Enventis’ 13.8 million (fully diluted) shares outstanding.  Upon the completion of the merger, Enventis shareholders will receive a fixed exchange ratio of 0.7402 shares of CNSL common stock for each share of ENVE common stock they own.

Enventis and Consolidated have received all Federal and State regulatory approvals to complete the merger, and expect the transaction to close on October 16, 2014.

Safe Harbor
The Securities and Exchange Commission (“SEC”) encourages companies to disclose forward-looking information so that investors can better understand a company’s future prospects and make informed investment decisions.  Certain statements in this press release are forward-looking statements and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995.  These forward-looking statements reflect, among other things, our current expectations, plans, strategies, and anticipated financial results.  There are a number of risks, uncertainties, and conditions that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements.  These risks and uncertainties include our ability to complete the merger and Consolidated’s ability to successfully integrate Enventis’ operations and realize the synergies from the acquisition, as well as a number of factors related to Consolidated’s business and that of Enventis, including economic and financial market conditions generally and economic conditions in Consolidated’s and Enventis’ service areas; various risks to shareholders of not receiving dividends and risks to Consolidated’s ability to pursue growth opportunities if Consolidated continues to pay dividends according to the current dividend policy; various risks to the price and volatility of Consolidated’s common stock; changes in the valuation of pension plan assets; the substantial amount of debt and Consolidated’s ability to repay or refinance it or incur additional debt in the future; Consolidated’s need for a significant amount of cash to service and repay the debt and to pay dividends on the common stock; restrictions contained in the debt agreements that limit the discretion of management in operating the business; regulatory changes, including changes to subsidies, rapid development and introduction of new technologies and intense competition in the telecommunications industry; risks associated with Consolidated’s possible pursuit of acquisitions; system failures; losses of large customers or government contracts; risks associated with the rights-of-way for the network; disruptions in the relationship with third party vendors; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; changes in the extensive governmental legislation and regulations governing telecommunications providers and the provision of telecommunications services; telecommunications carriers disputing and/or avoiding their obligations to pay network access charges for use of Consolidated’s and Enventis’ network; high costs of regulatory compliance; the competitive impact of legislation and regulatory changes in the telecommunications industry; and liability and compliance costs regarding environmental regulations. A detailed discussion of these and other risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements are discussed in more detail in Consolidated’s and Enventis’ filings with the Securities and Exchange Commission, including their reports on Form 10-K and Form 10-Q.  Many of these circumstances are beyond our ability to control or predict.  Moreover, forward-looking statements necessarily involve assumptions on our part.  These forward-looking statements generally are identified by the words “believe,” “expect,” “anticipate,” “estimate,” “project,” “intend,” “plan,” “should,” “may,” “will,” “would,” “will be,” “will continue” or similar expressions.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of Consolidated Communications Holdings, Inc. and its subsidiaries to be different from those expressed or implied in the forward-looking statements.  All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements that appear throughout this press release.  Furthermore, forward-looking statements speak only as of the date they are made.  Except as required under the federal securities laws or the rules and regulations of the Securities and Exchange Commission, we disclaim any intention or obligation to update or revise publicly any forward-looking statements.  You should not place undue reliance on forward-looking statements.

Enventis Corporation Contact:
Jennifer Spaude
Director of Marketing, Public & Investor Relations
507-386-3765
jennifer.spaude@enventis.com